Pension Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Components of net periodic benefit cost
Service cost	$ 341	$ 294
Interest cost	191	139
Expected return on plan assets	(377)	(331)
Amortization of prior service (credit) cost	(89)	(89)
Amortization of net loss	43	30
Net periodic benefit cost	$ 109	$ 43